Exhibit 99.2

SPECIAL MEETING OF STOCKHOLDERS OF BRIDGEVIEW BANCORP, INC. [ • ], 2019 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. (“First Midwest”) and Bridgeview Bancorp, Inc. (“Bridgeview”), to permit the further solicitation of proxies in favor of the merger Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  1. Approval of the Agreement and Plan of Merger, dated as of FOR AGAINST ABSTAIN December 6, 2018, by and between First Midwest Bancorp, Inc.  and the transactions contemplated thereby, including the merger of Bridgeview with and into First Midwest, with First Midwest being the surviving company, as more fully described in the proxy statement/prospectus (the “merger proposal”). 2. Approval of one or more adjournments of the special meeting, FOR AGAINST ABSTAIN if determined necessary and advisable, including adjournments  proposal. 3. Transaction of such other business as may properly come before the special meeting and any adjournments or postponements thereof. Signature of StockholderDate: Signature of Stockholder Date:

BRIDGEVIEW BANCORP, INC. Special Meeting of Stockholders [ • ], 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Bridgeview Bancorp, Inc. (the "Company") hereby appoints Peter J. Haleas, Thomas P. Haleas and Gerald E. Pfeiffer as proxies, each with the power to appoint a substitute, and hereby authorizes them to vote all such shares of the Company as to which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company and at all adjournments thereof, to be held at [ • ], located at [ • ] on [ • ], 2019 at [ • ] in accordance with the following instructions. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE WITH RESPECT TO ANY OR ALL OF THE PROPOSALS, THE SHARES WILL BE VOTED "FOR" EACH OF THE PROPOSALS PRESENTED FOR WHICH NO SPECIFICATION IS MADE. (Continued and to be signed on the reverse side)